UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2021

LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38545	82-2196021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Newport Center Drive, Suite 300 Newport Beach, California		92660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 345-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants exercisable for Common Stock	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.01       Completion of Acquisition or Disposition of Assets.

On May 4, 2021, Landsea Homes Corporation, a Delaware corporation (the “Company”), and its wholly owned subsidiary, Landsea Homes US Corporation, a Delaware corporation (“Buyer”), completed its acquisition (the “Acquisition”) of all the outstanding membership interests of Vintage Estate Homes, LLC, a Florida limited liability company (d/b/a Mercedes Premier Homes) (“Vintage Estate Homes”), a Florida- and Texas-based home builder, pursuant to that certain Membership Interest Purchase Agreement (the “Purchase Agreement”), dated April 27, 2021, by and among the Company, Buyer, Vintage Estate Homes, and the certain other individual selling parties thereto, for an aggregate cash purchase price of $54.6 million, subject to certain adjustments as further described in the Purchase Agreement.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 27, 2021 and incorporated herein by reference. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Purchase Agreement and may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate.

Item 7.01       Regulation FD Disclosure.

On May 4, 2021, the Company issued a press release announcing completion of the Acquisition, a copy of which is being furnished as Exhibit 99.1 attached hereto.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01       Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired:

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days from which this Current Report on Form 8-K must be filed.

(b)       Pro Forma Financial Information:

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days from which this Current Report on Form 8-K must be filed.

(d)       Exhibits:

Exhibit No.	Description

99.1	Press Release issued by the Company, dated May 4, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSEA HOMES CORPORATION

Date: May 4, 2021	By:	/s/ Franco Tenerelli
Name: Franco Tenerelli
Title: Executive Vice President, Chief Legal Officer and Secretary